SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2004

VERITAS Software Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26247	77-0507675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Ellis Street, Mountain View, California (Address of principal executive offices)	94043 (Zip Code)

Registrant’s telephone number, including area code (650) 527-8000

Item 12. Results of Operations and Financial Condition
SIGNATURE
Exhibit Index
EXHIBIT 99.01

Item 12. Results of Operations and Financial Condition.

On July 6, 2004, VERITAS Software Corporation (the “Company”) issued a press release announcing preliminary results for its fiscal second quarter ended June 30, 2004. A copy of the press release, dated as of July 6, 2004, entitled “VERITAS Software Announces Preliminary Second Quarter Results,” is furnished as Exhibit 99.01 to this Current Report and is incorporated herein by reference.

The information in this Current Report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITAS Software Corporation
/s/ Edwin J. Gillis
Edwin J. Gillis
Date: July 6, 2004	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title or Description

99.01	Press release entitled “VERITAS Software Announces Preliminary Second Quarter Results,” dated July 6, 2004.